SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) June 19, 2001
                               -------------


                       CHIEFTAIN INTERNATIONAL, INC.
          (Exact name of registrant as specified in its charter)

      ALBERTA, CANADA                   1-10216                  NONE
    -------------------          --------------------     ---------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)                File Number)          Identification No.)


        1201 TD TOWER, 10088 - 102 AVENUE, EDMONTON, ALBERTA T5J2Z1, CANADA
 ------------------------------------------------------------------------------
            (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code (780) 425-1950
                               --------------


                                    N/A
          -------------------------------------------------------
                     (Former name or former address, if
                        changed since last report.)

ITEM 5.  OTHER EVENTS

     The press release filed as Exhibit 99.1 hereto is incorporated by reference herein.


ITEM 7.  EXHIBITS

     (c) Exhibits. The following exhibit is filed as part of this report:

          99.1 Press release

                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 20, 2001


                                        CHIEFTAIN INTERNATIONAL, INC.


                                                By  /s/ Esther S. Ondrack
                                                -------------------------
                                                Name:   Esther S. Ondrack
                                                Title:  Senior Vice President
                                                        and Secretary

                               EXHIBIT INDEX

Exhibit
Number                                Description
-------                               -----------
99.1                                  Press release